Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of November 7, 2006 by and among Lumera Corporation, a Delaware corporation (the “Company”), and the purchaser(s) identified on the signature pages hereto (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the “Offering”), and the Purchasers, severally and not jointly, desire to purchase from the Company, in the aggregate, up to 2,825,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (which in no event shall exceed 19.99% of the Common Stock then outstanding), and five-year warrants to purchase shares of Common Stock (the “Warrants”), with an exercise price per share equal to $6.25. The Shares and the Warrants are collectively referred to herein as the “Securities”.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

A. Purchase and Sale

(1) Subject to the terms and conditions set forth in this Agreement, at the Closing (as defined below) the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of Shares and the Warrants set forth on such Purchaser’s signature page to this Agreement. The Closing shall take place at the offices of Foley & Lardner LLP, 111 Huntington Avenue, Boston, Massachusetts 02199, on the Closing Date or at such other location or time as the parties may agree (the “Closing”). “Closing Date” means the business day on which all of the conditions set forth in Sections G.1 and G.2 hereof are satisfied or waived, or such other date as the parties may agree.

(2) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the aggregate purchase price for the Securities to be purchased by such Purchaser as set forth on the signature page of such Purchaser hereto (the “Investment Amount”).

(3) The Securities to be issued to a Purchaser hereunder shall consist of (i) Shares in an amount equal to the quotient of (x) the Investment Amount, divided by (y) the Offering Price (as defined below), rounded down to the nearest whole number, and (ii) a Warrant to purchase such number of shares of Common Stock to be determined based on a ratio of fifteen (15) shares of Common Stock for every one hundred (100) Shares purchased hereunder, rounded down to the nearest whole number. The Company shall allocate the Investment Amount between the Shares and the Warrants prior to the Closing and provide notice to the Purchasers of such allocation. For purposes of this Agreement, the “Offering Price” shall be $[6.00], which shall be the price per Share to be paid by the Purchasers.

(4) At the Closing, the Company shall (i) issue to each Purchaser stock certificates representing the shares of Common Stock purchased at the Closing under this Agreement, registered in the name of such Purchaser; (ii) issue to each Purchaser a Warrant to purchase such number of shares of Common Stock calculated based on the number of shares of Common Stock issued at the Closing and in accordance with Paragraph (3) above and listed on such Purchaser’s signature page to this Agreement; (iii) deliver to the Purchasers and to Robert W. Baird & Co. Incorporated, the placement agent for the Offering (the “Placement Agent”), a certificate stating that the representations and warranties made by the Company in Section C of this Agreement were true and correct in all material respects when made and are true and correct in all material respects on the date of the Closing relating to the Securities purchased pursuant to this Agreement as though made on and as of such Closing Date (provided, however, that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date); and (iv) cause to be delivered to the Purchasers an opinion of Ropes & Gray LLP substantially in the form of Exhibit A hereto. The obligations of the Company described in the foregoing clauses (i) through (iv) shall be conditions precedent to each Purchaser’s obligation to complete the purchase of the Securities as contemplated by this Agreement.

(5) Each Purchaser acknowledges and agrees that the purchase of Shares and Warrants by such Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement.

B. Representations and Warranties of the Purchaser

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as of the date hereof and as of the Closing Date, and agrees with the Company as follows:

(1) The Purchaser has carefully read this Agreement and the form of Warrant attached hereto as Exhibit B (collectively the “Offering Documents”), and is familiar with and understands the terms of the Offering. The Purchaser has also carefully read and considered the Company’s (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 Form 10-K”), including, without limitation, the financial statements included therein and the sections therein entitled “Item 1. Business,” “Risk Factors” (which immediately follows “Item 1. Business”), and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (b) Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, including, without limitation, the subsections of such Form 10-Q entitled “Item 1. Financial Statements,” and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (c) Current Reports on Form 8-K filed on March 8, 2006, July 17, 2006, August 2, 2006, and November 1, 2006, respectively and (d) Definitive Proxy Statement on Schedule 14A filed on April 10, 2006 (collectively, the items identified in subclauses (a) through (d) are referred to herein as the “2006 SEC Filings”). In addition, the Purchaser has read and is familiar with the Company's financial statements for the quarter ended September 30, 2006 including the notes thereto (the "Q3 Financials"), along with other information provided by the Company. The Purchaser fully understands all of the risks related to the purchase of the Securities. The Purchaser has carefully considered and has discussed with the Purchaser’s professional legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Securities for the Purchaser’s particular tax and financial situation and has determined that the Securities being purchased by the Purchaser are a suitable investment for the Purchaser. The Purchaser recognizes that an investment in the Securities involves substantial risks, including the possible loss of the entire amount of such investment. The Purchaser further recognizes that the Company has broad discretion concerning the use and application of the proceeds from the Offering.

(2) The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser’s attorney, accountant or other advisor(s). The Purchaser has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities.

(3) The Purchaser and the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or persons acting on behalf of the Company concerning the Company, the Offering and the Securities and all such questions have been answered to the full satisfaction of the Purchaser.

(4) The Purchaser is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

(5) If the Purchaser is a natural person, the Purchaser has reached the age of majority in the state in which the Purchaser resides. The Purchaser has adequate means of providing for the Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

(6) The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Offering Documents. The Purchaser has independently evaluated the merits and risks of its decision to purchase Securities pursuant to the Offering Documents, and the Purchaser confirms that it has not relied on the advice of the Company’s or any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser has not relied on the business or legal advice of Robert W. Baird & Co. Incorporated or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(7) The Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom. The Purchaser acknowledges that neither the offer nor sale of the Securities has been registered under the Securities Act or under the securities laws of any state. The Purchaser represents and warrants that the Purchaser is acquiring the Securities for the Purchaser’s own account, for investment purposes and not with a view toward resale or distribution within the meaning of the Securities Act, except pursuant to sales registered or exempted under the Securities Act. The Purchaser is acquiring the Securities in the ordinary course of business. The Purchaser has not offered or sold the Securities being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act and (ii) the Company has no obligation to register the Securities purchased hereunder, except as provided in Section E hereof. By making these representations herein, the Purchaser is not making any representation or agreement to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an available exemption to the registration requirements of the Securities Act.

(8) The Purchaser understands that except as provided in Section E hereof: (i) The Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Offering Document, including, without limitation, this Section (B)(8); provided, that in order to make any sale, transfer or assignment of Securities, the Purchaser and its pledgee makes such disposition in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(9) The Purchaser acknowledges that the certificates representing the Shares, the Warrants and, upon the exercise of the Warrants, the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), shall bear any legend required by the securities laws of any state and be stamped or otherwise imprinted with a legend substantially in the following form:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities with a financial institution that is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act.

Certificates evidencing the Shares and the Warrant Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Shares or Warrant Shares have been sold under Rule 144(k) or pursuant to the Registration Statement (as hereafter defined) and in compliance with the obligations set forth in Section E(6), below, or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission (“SEC”)), in each such case (i) through (iii) to the extent reasonably determined by the Company’s legal counsel. Subject to the foregoing, at such time and to the extent a legend is no longer required for the Shares or Warrant Shares, the Company will use its commercially reasonable efforts to, no later than three (3) trading days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares or Warrant Shares (together with such accompanying documentation or representations, which shall have been completed and signed by such Purchaser, as reasonably required by counsel to the Company), (x) deliver or cause to be delivered a certificate representing such Shares or Warrant Shares that is free from the foregoing legend or (y) issue such Shares or Warrant Shares to the Purchaser by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”). Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of such legend from certificates evidencing the Shares or Warrant Shares is predicated upon (i) the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and/or (ii) that in the context of a sale under Rule 144, if requested by the Company’s transfer agent, the Purchaser shall have signed and delivered a representation letter relating to the Purchaser’s Shares.

Provided that the Purchaser has fully complied with its obligations hereunder, including, without limitation, delivery of all required documentation, if within three (3) trading days after the Company's or the Company's transfer agent's receipt of a legended certificate representing such Shares or Warrant Shares or an exercise notice pursuant to a Warrant, the Company’s transfer agent shall fail to issue and deliver to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends, and if on or after such trading day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock that the Purchaser anticipated receiving from the Company without any restrictive legend (a "Buy-In"), then the Company shall, within three (3) trading days after the Purchaser's request and in the Purchaser's discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate shall terminate, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing bid price on the date of delivery of such legended certificate; provided, however, that (i) this provision shall be applicable only if counsel for the Company shall also have received a copy of any and all documentation submitted to the Company and/or its transfer agent by the Registered Holder three (3) trading days prior to the application of this provision, and (ii) the Company shall have no obligation under this provision if the Company has delivered to the Company’s transfer agent the documentation required to meet its obligations hereunder and the failure of such obligations to be met is the sole responsibility of the Company’s transfer agent.

(10) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity: (i) such partnership, corporation, trust, estate or other entity is duly organized and validly existing and has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity; and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

(11) If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

(12) The information contained in the purchaser questionnaire in the form of Exhibit C attached hereto (the “Purchaser Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act on the basis indicated therein and is a resident of the jurisdiction set forth therein. The Purchaser is not required to be a registered broker-dealer under Section 15 of the Exchange Act. The information contained in the selling stockholder questionnaire in the form of Exhibit D attached hereto (the “Selling Stockholder Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects. The Purchaser will notify the Company immediately of any changes in any such information contained in such Purchaser’s Selling Stockholder Questionnaire until such time as the Purchaser has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective, except to the extent that such changed information is not required under the Securities Act to be disclosed in an amendment or supplement to the Registration Statement.

(13) The Purchaser acknowledges that the Company will have the authority to issue shares of Common Stock, in excess of those being issued in connection with the Offering, and that the Company may issue additional shares of Common Stock from time to time. The issuance of additional shares of Common Stock may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares.

(14) The Purchaser acknowledges that the Company has engaged the Placement Agent in connection with the Offering and, as consideration for its services, has agreed to pay the Placement Agent an aggregate cash commission equal to six and one-half (6.5%) of the gross proceeds resulting from the Offering, to reimburse the Placement Agent for its expenses incurred in connection with the Offering, and to issue warrants (the “Placement Agent Warrants”) to purchase an aggregate number of shares of Common Stock equal to five percent (5%) of the aggregate Shares sold in the Offering. The Placement Agent Warrants will have a term of five years and will be exercisable at a price equal to the exercise price of the Warrant issued to the Purchaser hereunder.

(15) The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(16) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(17) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and shall constitute the legal, valid and binding obligations of such Purchaser enforceable against the Purchaser in accordance its terms.

(18) The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

(19) The purchase by the Purchaser of the Securities issuable to it at the Closing will not result in such Purchaser (individually or together with any other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the SEC involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 9.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. Such Purchaser does not presently intend to, alone or together with others, make a public filing with the SEC to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 9.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

(20) Other than fees payable to the Placement Agent by the Company, the Purchaser has not entered into any agreement or arrangement that would entitle any broker or finder to compensation by the Company in connection with the sale of the Securities to such Purchaser.

(21) The Purchaser has, in connection with its purchase of the Securities, complied with all applicable provisions of the Securities Act, including the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws.

(22) Other than the transaction contemplated hereunder, the Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales, in the securities of the Company since the time that such Purchaser was first contacted by the Company or the Placement Agent regarding an investment in the Company. Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers. Each Purchaser understands and acknowledges, that the SEC currently takes the position that coverage of Short Sales “against the box” prior to the Effective Date of the Registration Statement is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets, the representation and covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

C. Representations and Warranties of the Company

Except as set forth in the SEC Reports (defined below) or the Company Disclosure Schedule annexed hereto as Schedule B, the Company hereby makes the following representations and warranties to the Purchasers:

(1) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where any failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (i) the business, properties, financial condition or results of operations of the Company or (ii) the transactions contemplated hereby and by the other Offering Documents or by the agreements and instruments to be entered into in connection herewith or therewith or on the ability of the Company to perform its obligations under the Offering Documents (a “Material Adverse Effect”). The Company is not a participant in any joint venture, partnership or similar arrangement material to the business of the Company.

(2) Capitalization. The authorized capital stock of the Company consists of 120,000,000 shares of Common Stock and 30,000,000 shares of preferred stock, par value $0.001 per share. As of October 31, 2006, there were 16,993,016 shares of Common Stock and no shares of preferred stock issued and outstanding. As of October 31, 2006, the Company had reserved (i) 4,139,117 shares of Common Stock for issuance to employees, directors and consultants pursuant to the Company’s 2000 Stock Option Plan, as amended, and the Company’s 2004 Equity Incentive Plan, of which 2,610,156 shares of Common Stock are subject to outstanding, unexercised options as of such date, and (ii) 885,546 shares of Common Stock for issuance pursuant to other outstanding options and warrants to purchase Common Stock. Other than the Placement Agent Warrants and as otherwise set forth above or as contemplated in this Agreement, (a) there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement and (b) the issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights, rights of first refusal or other similar rights on behalf of any person.

(3) Issuance; Reservation of Shares. The issuance of the Shares has been duly and validly authorized by all necessary corporate action and no further action is required by the Company or its stockholders in connection therewith. The Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The issuance of the Warrants and the Warrant Shares have been duly and validly authorized by all necessary corporate action and no further action is required by the Company or its stockholders in connection therewith. The Warrant Shares, when issued and paid for upon the due exercise of the Warrants, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The issuance of the Securities and the Warrant Shares will not result in the right of any holder of any securities of the Company to adjust the exercise, conversion, exchange or reset price under such securities. The Company has reserved, and will reserve, at all times that the Warrants remain outstanding, such number of shares of Common Stock sufficient to enable the full exercise of the Warrants.

(4) Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company has been taken and no further action is required by the Company or its stockholders in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) laws, or public policy underlying such laws, relating to indemnification and contribution.

(5) No Conflict; Governmental and Other Consents.

(a)  The execution and delivery by the Company of this Agreement and the Warrants and the consummation of the transactions contemplated hereby and thereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Market (“Nasdaq”)), or of any provision of the Certificate of Incorporation or Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under or give to others any rights of termination, amendment, acceleration or cancellation of, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company, except in each case to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect. No holder of any of the securities of the Company or any subsidiaries has any rights (“demand,” “piggyback” or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section E hereof), other than (i) those filed by the Company under the Securities Act on Form S-3 (SEC File Nos. 333-123973 and 333-13164); (ii) the registration rights of the other Purchasers purchasing Securities in the Offering; and (iii) the registration rights of the Placement Agent provided in the Placement Agent Warrants. The Company is eligible to register its Common Stock for resale by the Purchasers on Form S-3 promulgated under the Securities Act.

(b)  Assuming the accuracy of the representations and warranties of each Purchaser party hereto, no consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such post-Closing filings as may be required to be made with the SEC, and with any state or foreign blue sky or securities regulatory authority, or as would not be reasonably likely to have a Material Adverse Effect on the Company. The Company is not in violation of the listing requirements of Nasdaq in any material respect and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(6) Litigation. There are no pending or, to the Company’s knowledge, threatened legal or governmental proceedings against the Company or any of its subsidiaries or any of their respective officers or directors, which, if adversely determined, would individually or in the aggregate be reasonably likely to have a Material Adverse Effect on the Company. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC or Nasdaq) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective officers or directors, wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement. Neither the Company nor any subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the Exchange Act or the Securities Act.

(7) Accuracy of Reports. All reports required to be filed by the Company during the two years preceding the date hereof (the “SEC Reports”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have been timely filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent any such SEC Report has been updated or superseded prior to the date of this Agreement by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company has delivered to the Purchaser or its representatives true, correct and complete copies of any SEC Documents requested by Purchaser not available on the EDGAR system. None of the statements made in any such SEC Report is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect as of the time of filing.

(8) Financial Information. The Company’s financial statements that appear in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), except in the case of unaudited statements, as permitted by Form 10-Q of the SEC or as may be indicated therein or in the notes thereto, applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations and cash flows of the Company as of the dates and for the periods indicated therein (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(9) Accounting and Disclosure Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets and liabilities; (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets and liabilities is compared with existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

(10) Sarbanes-Oxley Act of 2002. The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or is implementing the provisions thereof that are in effect and is taking reasonable steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act of 2002 not currently in effect upon the effectiveness of such provisions, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(11) Absence of Certain Changes. Since the date of the Company’s financial statements in the latest of the SEC Reports, (i) there has not occurred any undisclosed event that individually or in the aggregate has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business and (B) liabilities that would not be required to be reflected in the Company's financial statements pursuant to GAAP or that would not be required to be disclosed in filings made with the Commission, (iii) the Company has not (A) declared or paid any dividends, (B) amended or changed the Certificate of Incorporation or Bylaws of the Company or its subsidiaries, or (C) altered its method of accounting or the identity of its auditors and (iv) the Company has not made a material change in officer compensation except in the ordinary course of business consistent with past practice,

(12)Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(13)Subsidiaries. The Company has no subsidiaries. For the purposes of this Agreement, “subsidiary” shall mean any company or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company or any of its other subsidiaries.

(14)Certain Fees. Other than fees payable to the Placement Agent (for which the Company shall be responsible), no brokers’, finders’ or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

(15)Material Agreements. All material agreements to which the Company is a party or to which its property or assets are subject that are required to be filed as exhibits to the SEC Reports under Item 601 of Regulation S-K are included as part of, or specifically identified in, the SEC Reports. The Company has not received any notice of default by the Company, and, to the Company’s knowledge, the Company is not in default under, any such material agreement now in effect, the result of which would individually or in the aggregate be reasonably likely to have a Material Adverse Effect.

(16)Transactions with Affiliates. Except as set forth in the SEC Reports, none of the officers or directors of the Company has entered into any transaction with the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

(17)Taxes. The Company has filed or has valid extensions of the time to file all necessary material federal, state, and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency which has been or might be asserted or threatened against it which could reasonably be expected to result in a Material Adverse Effect.

(18)Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

(19) Intellectual Property Rights and Licenses. Except as disclosed in SEC Reports, the Company owns or possesses adequate licenses to use, any and all information, know-how, trade secrets, patents, copyrights, trademarks, service marks, trade names, domain names, software, formulae, methods, processes and other intangible properties that are of a such nature and significance to the business that the failure to own or have the right to use such items individually or in the aggregate would have a Material Adverse Effect (“Intangible Rights”). The Company has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intangible Rights, and, to the Company’s knowledge, neither the use of the Intangible Rights nor the operation of the Company’s businesses is infringing or has infringed upon any intellectual property rights of others. All payments have been duly made that are necessary to maintain the Intangible Rights in force. No claims have been made, and to the Company’s knowledge, no claims are threatened, that challenge the validity or scope of any material Intangible Right of the Company. The Company and each of its subsidiaries have taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and the Company and each of its subsidiaries are not or have not been in material breach of any such license or other permission.

(20) Compliance with Law; Foreign Corrupt Practices. The Company is in compliance with all applicable laws, except for such noncompliance that individually or in the aggregate would not reasonably be likely to have a Material Adverse Effect. The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company which has not been dismissed or otherwise disposed of that individually or in the aggregate would be reasonably likely to have a Material Adverse Effect. The Company has not received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any applicable law that individually or in the aggregate would reasonably be likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee

(21) Ownership of Property. Except as set forth in the Company’s financial statements included in the SEC Reports, the Company has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy), except as would not be reasonably likely to have a Material Adverse Effect, and (iii) good title to, or valid leasehold interests in, all of its other material properties and assets free and clear of all liens, except for liens disclosed in the SEC Reports or which otherwise do not individually or in the aggregate have a Material Adverse Effect.

(22)No Integrated Offering. Neither the Company, nor, to its knowledge, any of its affiliates or other person acting on the Company’s behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act, when integration would cause the Offering not to be exempt from the registration requirements of Section 5 of the Securities Act.

(23) No General Solicitation. Neither the Company nor, to its knowledge, any person acting on behalf of the Company, has offered or sold any of the Securities by any form of “general solicitation” within the meaning of Rule 502 under the Securities Act. To the knowledge of the Company, no person acting on its behalf has offered the Securities for sale other than to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(24) No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers in Section B hereof, no registration of the Securities under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers.

(25) No Brokers. Except with respect to the Placement Agent, neither the Company nor any subsidiary of the Company has taken action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments in connection with the transactions contemplated by this Agreement and neither the Company nor any of the subsidiaries has incurred, or shall incur, directly or indirectly, any liability for any claim for brokerage commissions, finder’s fees or similar payments in connection with this Agreement or the Offering Documents or any transaction contemplated hereby or thereby.

(26) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Delaware which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Purchaser ownership of the Securities. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of its common stock or a change in control of the Company.

(27) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(28) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(29) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(31) Environmental Matters. The Company has obtained, or has applied for, and is in compliance with and in good standing under all permits required under Environmental Laws (except for such failures that individually or in the aggregate would not be reasonably likely to have a Material Adverse Effect) and the Company has no knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to the Company's knowledge, threatened against the Company or any of the Company’s facilities relating to Environmental Laws or Hazardous Substances. “Environmental Laws” shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

(32) Disclosure. To the Company’s knowledge, no material event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(33) Acknowledgment Regarding Purchaser's Purchase of Securities. The Company acknowledges and agrees that no Purchaser is (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Offering Documents and the transactions contemplated hereby and thereby.

(32) Dilutive Effect. The Company understands and acknowledges that the number of Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(33) Employee Relations. (i) The Company is not a party to any collective bargaining agreement and, to its knowledge, its employees are not union members. The Company believes that its relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant relating to such executive officer’s employment with the Company, and the continued employment of each such executive officer does not, to the knowledge of the Company, subject the Company to any liability with respect to any of the foregoing matters.

(ii) The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(iii) No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any employees of the Company.

(34) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Placement Agent paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

D. Understandings

Each of the Purchasers understands, acknowledges and agrees with the Company as follows:

(1) No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

(2) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Purchaser Questionnaire.

(3) Notwithstanding the registration obligations provided herein, there can be no assurance that the Purchaser will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(4) The Purchaser acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering shall be kept in confidence by the Purchaser until the public announcement of the Offering by the Company. The Purchaser acknowledges that the foregoing restrictions on the Purchaser’s use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Purchaser from trading in the Company’s securities to the extent such trading is on the basis of material, non-public information of which the Purchaser is aware. Except for the terms of the transaction documents and the fact that the Company is considering consummating the transactions contemplated therein, and except where the Purchaser or its agent has executed a Non-Disclosure Agreement with the Company, the Company confirms that neither the Company nor, to its knowledge, any other person acting on its behalf, has provided any of the Purchasers or their agents or counsel with any information that constitutes material, non-public information.

(5) The Purchaser agrees that beginning on the date hereof until the Offering is publicly announced by the Company (which the Company has agreed to undertake in accordance with the provisions of Section F.1. hereof), the Purchaser will not enter into any Short Sales. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Purchaser (assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

E. Registration Rights

(1) Certain Definitions. For purposes of this Section E, the following terms shall have the meanings ascribed to them below.

(a)  “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the Offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(b)  “Registrable Securities” shall mean any Shares and Warrant Shares issued or issuable pursuant to the Offering Documents together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing.

(c)  “Registration Statement” means the registration statement required to be filed under this Section E, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(2) Registration Statement.

(a)  The Company shall use its commercially reasonable efforts to prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act on or prior to the 30th day following the Closing (such date of actual filing, the “Filing Date”). The Registration Statement shall be on Form S-3 (or on such other form appropriate for such purpose) and shall contain (except if otherwise directed by the Purchasers) a “Plan of Distribution” substantially in the form attached hereto as Exhibit E. Each Purchaser will furnish to the Company, at the Closing, a completed questionnaire in the form set forth as Exhibit D hereto. Each Purchaser agrees to promptly update such questionnaire in order to make the information previously furnished to the Company by such Purchaser not materially misleading and deliver such updated questionnaire to the Company. By 9:30 am on the business day following the date on which the Registration Statement is declared effective by the SEC, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b)  The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC on or prior to the 90th day following the Closing or on the 120th day following the Closing in the event that the SEC has reviewed the Registration Statement, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (i) the second anniversary of the effective date of the Registration Statement, (ii) the date when all Registrable Securities are eligible for resale under Rule 144(k) of the Securities Act or (iii) the date when all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”).

(c)  The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) within five (5) business days following the Company’s receipt of notice from the SEC that the Registration Statement will not be reviewed by the SEC or that the SEC has completed its review of such Registration Statement and has no further comments.

(d)  Upon the occurrence of any Event (as defined below), as relief for the damages suffered therefrom by the Purchasers (the parties hereto agree that the liquidated damages provided for in this Paragraph (2)(d) constitute a reasonable estimate of the damages that may be incurred by the purchasers by reason of an Event), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty (it being agreed that it would not be feasible to ascertain the extent of such damages with precision), such amounts and at such times as shall be determined pursuant to this Paragraph (2)(d).  For such purposes, each of the following shall constitute an “Event”:

(i)  the Filing Date does not occur on or prior to the 30th day following the Closing Date (such date is defined herein as the “Filing Default Date”), in which case the Company shall pay to each Purchaser an amount in cash equal to: (A) one percent (1.0%) of the aggregate purchase price paid by such Purchaser, on a pro-rata basis over a 30-day period; and (B) for each successive 30-day period thereafter or any portion thereof until the Filing Date, two percent (2.0%) of the aggregate purchase price paid by such Purchaser, on a pro-rata basis over a 30-day period, to be paid within ten days of the end of each 30-day period; or

(ii)  the Registration Statement is not declared effective on or prior to the date that is 90 days after the Closing Date or 120 days after the Closing Date in the event that the SEC has reviewed the Registration Statement (the “Required Effectiveness Date”), in which case the Company shall pay to each Purchaser an amount in cash equal to: (A) for the first 30 days after such 90th day or 120th, as applicable, one percent (1.0%) of the aggregate purchase price paid by such Purchaser, on a pro-rata basis over a 30-day period; and (B) for each successive 30-day period thereafter until the Registration Statement is deemed effective, two percent (2.0%) of the aggregate purchase price paid by such Purchaser, on a pro rata basis over a 30-day period, no later than ten days following the end of each 30-day period.

The payment obligations of the Company under this Section E(2)(d) shall be cumulative. Notwithstanding anything to the contrary contained herein, in no event shall the amount of liquidated damages payable by the Company pursuant to this Paragraph 2(d) exceed ten percent (10%) of the aggregate purchase price paid by each Purchaser.

(3) Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)  (i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto.

(b)  Notify the Placement Agent and the Purchasers as promptly as reasonably possible, and (if reasonably requested by the Placement Agent) confirm such notice in writing, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement; (ii) if the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a “Proceeding”) for that purpose; (iii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (iv) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not intentionally include any material non-public information in any notice provided to any Purchaser under this Section E(3)(b).

(c)  Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; provided, however, that the Company may suspend sales pursuant to the Registration Statement for a period of up to thirty (30) days (unless the holders of at least 60 percent of the then-eligible Registrable Securities consisting of outstanding shares of Common Stock consent in writing to a longer delay of up to an additional thirty (30) days) no more than once in any twelve-month period if the Company furnishes to the holders of the Registrable Securities a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, (i) the offering could reasonably be expected to interfere in any material respect with any acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose such development; provided further, however, that the Company may not so suspend sales more than once in any calendar year without the written consent of the holders of at least a majority of the then-eligible Registrable Securities consisting of outstanding shares of Common Stock. Each violation of the Company’s obligation not to suspend sales pursuant to the Registration Statement longer than permitted pursuant to the proviso of this Paragraph 3(c) shall be deemed an “Event” and for each such default, Purchaser shall be entitled to the payment provisions set forth in Paragraph 2(d)(i).

(d)  Deliver to each Purchaser, which delivery may be made electronically, by the business day after the date first available, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Purchasers may reasonably request.

(e)  To the extent required by law, prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Purchasers in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Paragraph (3)(e), or (ii) subject itself to taxation.

(f)  Comply in all material respects with all applicable rules and regulations of the SEC and the principal stock exchange or market on which the Common Stock is then listed or eligible for trading.

(4) Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, in connection with applicable state securities or “Blue Sky” laws and to Nasdaq, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and fees and disbursements and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Purchaser shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.

(5) Indemnification.

(a)  Indemnification by the Company. The Company agrees to indemnify and hold harmless each Purchaser, the partners, members, officers and directors of each Purchaser and each person or entity, if any, who controls such Purchaser or any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by the Company or other Offering Document or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse such Purchaser, partner, member, officer, director or controlling person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser, partner, member, officer, director or controlling person specifically for use in preparation of the Registration Statement or any breach of this Agreement by such Purchaser; provided further, however, that the Company shall not be liable to any Purchaser of Registrable Securities (or any partner, member, officer, director or controlling person of such Purchaser) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to, or, if Rule 172 is then in effect, such Purchaser failed to confirm that a final prospectus was deemed to be delivered prior to, the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or, if Rule 172 is then in effect, notified by the Company that such amended or supplemented prospectus has been filed with the SEC, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to, or, if Rule 172 is then in effect, such Purchaser fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to, the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such Loss resulted or (iii) such Purchaser sold Registrable Securities in violation of such Purchaser’s covenant contained in Paragraph (6) below.

(b)  Indemnification by Investors. Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by such Purchaser or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Paragraph 5(b) be greater in amount than the dollar amount of the proceeds (net of (i) the purchase price of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation and (ii) the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Purchaser upon the sale of such Registrable Securities.

(c)  Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to participate therein, and to the extent that it shall wish, assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof. After notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, such Indemnifying Party shall not be liable to such Indemnifying Party for any legal expenses subsequently incurred by Indemnified Party in connection with the defense thereof. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties. If there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and such Indemnifying Party or any affiliate or associate thereof, the Indemnified Party shall be entitled to retain its own counsel at the expense of such Indemnifying Party; provided, further, that no Indemnifying Party be responsible for the fees and expense of more than one separate counsel for all Indemnified Parties. The Indemnifying Party shall not settle an action without the consent of the Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)  Contribution. If a claim for indemnification under Paragraph (5)(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph 5(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (5)(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Paragraph (5)(d), no Purchaser or holder of Placement Agent Warrants shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Purchaser or holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser or holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(6) Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Paragraphs (3)(b), such Purchaser or holder will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Paragraph (3)(g), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(7) Piggy-Back Registrations. If at any time during the Effectiveness Period, other than any suspension period referred to in Paragraph (3)(f), there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities not already covered by an effective Registration Statement such Purchaser requests to be registered.

(9) Rule 144. Until such time as the Registrable Securities are eligible for resale pursuant to Rule 144(k) under the Securities Act, the Company agrees with each holder of Registrable Securities to:

(a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

(b) to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

(c) furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

F. Covenants of the Company

(1) Not later than 8:30 a.m. Eastern time on the business day following the date this Agreement is entered into, the Company shall make a public announcement of the execution of this Agreement by filing with the SEC a Current Report on Form 8-K and issuing a press release, with such public announcement complying with the safe harbor provisions of Rule 135c of the Securities Act.

(2) Not later than 8:30 a.m. Eastern time on the business day following the Closing, the Company shall make a public announcement of the Closing of the Offering by filing with the SEC a Current Report on Form 8-K and issuing a press release.

(3) The Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing or press release without the prior written consent of such Purchaser, unless otherwise required by law. The Company shall not, and shall cause each of its officers, directors, employees and agents not to, knowingly provide any Purchaser with any material nonpublic information regarding the Company from and after the issuance of the above referenced filings and press release without the express written consent of such Purchaser.

(4) The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Placement Agent and its counsel promptly after such filing. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

(5) The Company shall (i) file with Nasdaq a Listing of Additional Shares Notification with respect to the Shares and the Warrant Shares as promptly as practicable after execution of this Agreement (ii) take all commercially reasonable steps necessary to cause such Registrable Securities to be approved for listing on Nasdaq as soon as possible thereafter; and (iii) use its commercially reasonable efforts to maintain the listing of the Company's Common Stock on Nasdaq.

(6) Other than pursuant to the Registration Statement, prior to the Effective Date, the Company may not file any registration statement (other than on Form S-8) with the SEC with respect to any securities of the Company. Until 90 days after the Effective Date, the Company will not, directly or indirectly, offer, sell grant any option to purchase, or otherwise dispose of (or announce any of the foregoing) any of its or its subsidiaries equity or equity equivalent securities, including, without limitation, any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock equivalents.

(7) The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act. During the six months following the Closing Date, the Company shall not issue any “Future Priced Securities” as such term is described by NASD IM-4350-1.

(8) As long as any Purchaser owns the Securities, the Company covenants (i) to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act (ii) maintain compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder, except where noncompliance would not have, individually or in the aggregate, a Material Adverse Effect. During the Effectiveness Period, as long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action during the Effectiveness Period as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

G. Conditions to Closing; Termination

(1) Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

(a) The representations and warranties of the Company contained herein shall be true and correct in all material respects (other than those representations and warranties that are qualified by "materiality" or Material Adverse Effect qualifiers shall be true and correct in all respects) as of the date when made and as of the Closing as though made on and as of such date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as though made on and as of the Closing Date);

(b) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Offering Documents;

(d) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

(e) Trading in the Common Stock shall not have been suspended by the SEC or Nasdaq (except for any suspensions of trading of limited duration agreed to by the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on Nasdaq;

(f) The Company shall have delivered the items required to be delivered by the Company in accordance with Section A.4;

(g) This Agreement shall not have been terminated as to such Purchaser in accordance with Section G.3.

(2) Conditions Precedent to the Obligations of the Company to sell Securities. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) The representations and warranties of each Purchaser contained herein shall be true and correct in all material respects (other than those representations and warranties that are qualified by "materiality" or Material Adverse Effect qualifiers shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made on and as of such date;

(b) Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing;

(c) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Offering Documents;

(d) Each Purchaser shall have delivered its Investment Amount in accordance with Section A.2;

(e) This Agreement shall not have been terminated as to such Purchaser in accordance with Section G.3.

(3) This Agreement may be terminated prior to Closing:

(a) by written agreement of the Purchasers and the Company; and

(b) by the Company or a Purchaser (as to itself but no other Purchaser) upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on or before November 14, 2006; provided, that the right to terminate this Agreement under this Section G.3 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

In the event of a termination pursuant to Section G.3(a), the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section G.3, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Purchaser will have any liability to any other Purchaser under the Offering Documents as a result thereof.

H. Miscellaneous

(1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(2) Any notice or other communication required or permitted to be given or delivered under this Agreement shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered by fax prior to 6:30 p.m. Eastern Time on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered by fax on a day that is not a business day or later than 6:30 p.m. Eastern Time on a business day, (c) upon receipt, if sent by an internationally recognized overnight delivery service (with charges prepaid), or (d) upon actual receipt by the party to whom such notice or other communication is required to be given:

(i)  if to the Company, to it at:

Lumera Corporation
11910 North Creek Parkway
Bothell, Washington 98011-3040
Fax No.: 425-398-6599
Attention: Peter Biere, Chief Financial Officer

or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

Ropes & Gray, LLP
One Embarcadero Center
Suite 2200
San Francisco, California 94111-3627
Facsimile: 415-315-6350
Attention: Christopher J. Austin, Esq.

(ii)  if to a Purchaser, to it at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

(3) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(4) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the Purchaser, the Purchaser’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. The Company and each Purchaser hereby agree to submit to the jurisdiction of the courts of the State of New York with respect to any proceeding arising out of or relating to this Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(5) If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(6) The parties understand and agree that, unless provided otherwise herein, money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not, unless provided otherwise herein, be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(7) The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder, except as may result from the actions of any such Purchaser other than through the execution hereof. Nothing contained herein solely by virtue of being contained herein shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any similar entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

(8) This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

(9) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(10) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(11) This Agreement and the other Offering Documents (including any schedules and exhibits hereto and thereto) supersede all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and other Offering Documents (including any schedules and exhibits hereto and thereto) and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

(12) No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchasers holding or being obligated to purchase at least a majority of the Shares. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Offering Document unless the same consideration is also offered to all Purchasers who then hold Shares. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(13) Any Purchaser may assign any or all of its rights under this Agreement to any person, provided that such transferee agrees in writing to be bound by the terms and provisions of this Agreement and, to the extent applicable, the other Offering Documents, and such transfer is in compliance with the terms and provisions of this Agreement and permitted by federal and state securities laws

(14) The representations and warranties of the parties contained herein or in any other agreements or documents executed in connection herewith shall survive the Closing.

(15) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

* * * * * * *

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1. Investment Amount: $__________

2. Number of Shares Purchased: ________

3. Number of Shares Included in Warrant: __________

____________________________	______________________________
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)
______________________________	______________________________
Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)
______________________________
Name (please print as name will appear
on stock certificate)
______________________________
Number and Street
______________________________
City, State Zip Code

ACCEPTED BY:

LUMERA CORPORATION

By: _________________________
Name:
Title:

Schedule B

Company Disclosure Schedule